EXHIBIT 10.02

29 March 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9182693

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	11 March 2005

Effective Date:	11 March 2005

Determination Date:	13 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which shall be irrevocable.

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 200,000,000

Reference Yield:	4.87%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9182693	2

<govt> YA (evaluated at yield) as of the determination date

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing

Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9182693	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9182693 / Risk ID: 550700024

4

31 March 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9188097

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	30 March 2005

Effective Date:	30 March 2005

Determination Date:	13 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which shall be irrevocable.

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 25,000,000

Reference Yield:	4.90%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9188097	2

<govt> YA (evaluated at yield) as of the determination date.

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing

Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9188097	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9188097 / Risk ID: 550890071

4

31 March 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9187477

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	29 March 2005

Effective Date:	29 March 2005

Determination Date:	12 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which will be irrevocable

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 25,000,000

Reference Yield:	4.92%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent.

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9187477	2

<govt> YA (evaluated at yield) as of the determination date.

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing

Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9187477	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9187477 / Risk ID: 550880024

4

29 March 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9186807

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	24 March 2005

Effective Date:	24 March 2005

Determination Date:	13 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which shall be irrevocable.

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 25,000,000

Reference Yield:	4.90%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9186807	2

<govt> YA (evaluated at yield) as of the determination date

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing

Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9186807	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9186807 / Risk ID: 550830042

4

29 March 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9186297

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	23 March 2005

Effective Date:	23 March 2005

Determination Date:	13 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which shall be irrevocable.

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 25,000,000

Reference Yield:	4.96%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9186297	2

<govt> YA (evaluated at yield) as of the determination date

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing

Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9186297	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9186297/ Risk ID: 550820024

4

29 March 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9184454

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	17 March 2005

Effective Date:	17 March 2005

Determination Date:	13 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which shall be irrevocable.

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 25,000,000

Reference Yield:	4.80%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9184454	2

<govt> YA (evaluated at yield) as of the Determination Date.

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing

Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9184454	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9184454/ Risk ID: 5507060039

4

29 March 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9183349

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	14 March 2005

Effective Date:	14 March 2005

Determination Date:	13 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which shall be irrevocable.

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 50,000,000

Reference Yield:	4.85%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9183349	2

<govt> YA (evaluated at yield) as of the determination date

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing
Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9183349	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9183349/ Risk ID: 550730070

4

4 April 2005

El Paso Electric Company

123 West Mills

El Paso, Texas 79901

United Sates

External ID: 9188651

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

In this Confirmation, “CSFBi” means Credit Suisse First Boston International and “Counterparty” means El Paso Electric Company.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 ISDA Definitions.

If you and we are parties to the 1992 ISDA Master Agreement, (the “Agreement”), this Confirmation supplements, forms a part of, and is subject to such Agreement. If you and we are not yet parties to the Agreement, you and we agree to use our best efforts promptly to negotiate, execute, and deliver the Agreement, including our standard form of Schedule attached thereto and made a part thereof, with such modifications as you and we shall in good faith agree. Upon execution and delivery by you and us of the Agreement, this Confirmation shall supplement, form a part of, and be subject to such Agreement. Until you and we execute and deliver the Agreement, this Confirmation (together with all other Confirmations of Transactions previously entered into between us, notwithstanding anything to the contrary therein) shall supplement, form a part of, and be subject to the 1992 ISDA Master Agreement as if, on the Trade Date of the first such Transaction between us, you and we had executed that agreement (without any Schedule thereto) and had specified that the Automatic Early Termination provisions contained in Section 6(a) of such agreement would apply.

The Agreement and each Confirmation thereunder will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine and each party hereby submits to the jurisdiction of the Courts of the State of New York.

CSFBi and Counterparty each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

The terms of the Transaction to which this Confirmation relates is as follows:

1.	Determination of Payment Amount. On the Determination Date, the Calculation Agent shall calculate the Payment Amount in accordance with the terms herein and shall notify the parties of such Payment Amount and which party shall pay such amount by close of business on the Determination Date. All determinations hereunder shall be made by the Calculation Agent in good faith and in accordance with its standard practices.

2.	Payment. If the Payment Amount is negative, CSFBi shall pay the absolute value of the Payment Amount to Counterparty on the Settlement Date and if the Payment Amount is positive, Counterparty shall pay the Payment Amount to CSFBi on the Settlement Date.

3.	Definitions. As used herein, the following terms shall have the following meaning:

Trade Date:	31 March 2005

Effective Date:	31 March 2005

Determination Date:	13 May 2005. Such election shall be conveyed to Counterparty by telephone, to be confirmed and delivered in writing (which may be electronically) and if not received shall not affect the validity of such telephonic notice, which shall be irrevocable.

Reference Treasury:	5.375% due 15 February 2031

Notional Amount:	USD 25,000,000

Reference Yield:	4.83%

Final Yield:	The yield of the Reference Treasury to be determined on the Determination Date by the Calculation Agent

Payment Amount:	An amount equal to the product of (i) the Reference Yield minus the Final Yield multiplied by (ii) the Notional Amount multiplied by (iii) the Reference Duration.

Reference Duration:	The duration of the Reference Treasury as displayed under the heading “RISK” on Bloomberg Screen T30

External ID: 9188651	2

<govt> YA (evaluated at yield) as of the Determination Date.

Settlement Date:	One Business Day following the Determination Date, subject to adjustment in accordance with the US Treasury market settlement conventions on the Determination Date

Business Days:	New York

Calculation Agent:	CSFBi

Without affecting the provisions of this Confirmation requiring the calculation of certain net payment amounts, all payments under this Confirmation will be made without set-off or counterclaim; provided, however, that upon the designation or deemed designation of any Early Termination Date, in addition to and not in limitation of any other right or remedy (including any right to set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, “X”) may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, “Y”) to X or to any Affiliate of X, against any sum or obligation (whether or not arising under this Confirmation, whether matured or unmatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

4.	Account Details:

Payments to CSFBi:	As advised separately in writing

Payments to Counterparty:	As advised separately in writing

Credit Suisse First Boston International is Authorized and Regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

External ID: 9188651	3

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse First Boston International

By:	/s/ Karen Newton
Name:	Karen Newton
Title:	Director

Confirmed as of the date first written above:

El Paso Electric Company

By:	/s/ Steven P. Busser
Name:	Steven P. Busser
Title:	VP, Regulatory Affairs & Treasurer

Our Reference Number: External ID: 9188651/ Risk ID: 550900049

4